EXHIBIT 10.1
SECURITIES PURCHASE AGREEMENT
OF HEALTHWAREHOUSE.COM, INC.

BETWEEN:______________________________________________________ (the “Purchaser”)

AND:	HEALTHWAREHOUSE.COM, INC., of 7107 Industrial Road, Florence, KY 41042 (the “Issuer”)

The Issuer is offering up to $1.75 million of common stock in a private offering to accredited investors. Subject and pursuant to the terms set out in “Terms and Conditions”, attached to this Securities Purchase Agreement (the “Agreement”), the Purchaser hereby subscribes for, and on Closing will purchase from the Issuer the number of shares of common stock of the Issuer (the “Shares” and each a “Share” and) at a price of $0.15 per Share, and for the aggregate purchase price (the “Purchase Price”) set forth below.  As additional consideration for the purchase of the Shares, the Purchaser will receive one-half of a share purchase warrant (each whole warrant being a “Warrant” and together the “Warrants”) for each Share purchased.  The certificate representing the Warrants shall be in the form attached hereto as Schedule “D”. Each Warrant entitles the Purchaser to purchase one additional Share (a “Warrant Share”) for a period of 5 years from the Closing Date (as defined in the attached “Terms and Conditions”) at a price of $0.30 per share.  All dollar references in this Agreement are to U.S. dollars unless otherwise noted.  The Shares and Warrants are collectively referred to herein as the “Securities”. Closing is subject to a minimum investment of $25,000 by the Purchaser.

SIGNED BY the Purchaser this ________ day of ___________, 2014.

______________________________________________
Signature of Purchaser (or authorized signatory)

Print name of person signing and Capacity or Title
______________________________________________
Address

Telephone Number E-mail Address

Tax I.D.
Number of Shares: Number of Warrants:
Aggregate Purchase Price: $

Register Securities as set forth below:

______________________________________________
Name
______________________________________________
Account reference, if applicable

______________________________________________
Address

Deliver the Securities as set forth below:

____________________________________________
Name
____________________________________________
Account reference, if applicable

____________________________________________
Address

ACCEPTED this                                           day of  ___________________________, 2014  by

HEALTHWAREHOUSE.COM, INC.

Per: __________________________________
Authorized Officer

TERMS AND CONDITIONS

1.
Purchase and Payment.  The Purchaser hereby agrees to purchase the Securities for the Purchase Price.  Except as otherwise mutually agreed by the parties hereto, at the closing of the purchase and sale of the Securities (the “Closing”), the Purchaser shall deliver the full amount of the Purchase Price by wire transfer to an escrow account (the “Escrow Account”) at Signature Bank (the “Escrow Agent”) as follows:

Signature Bank
565 Fifth Avenue
New York, New York 10017
ABA No. 026013576
Account No. 1502276685

2.	Conditions of Purchase. In connection with the purchase of the Securities, the Purchaser must complete, sign, and return the following to the Issuer:

◆	Schedule “A”, United States Accredited Investor Certificate;

◆	Schedule “B”, Registration Rights Agreement; and

◆	an executed copy of this Agreement;

(with the foregoing documents, the “Transaction Documents”).

The obligation of the Issuer to sell the Securities to the Purchaser is subject to, among other things, the conditions that the Purchaser executes and returns all documents required by applicable securities legislation to the Issuer.

3.
Closing.  The Closing will occur no later than 4:00 p.m. (New York Time) on October 6, 2014 (the “Closing Date”) unless otherwise agreed by the parties hereto.  At the Closing, and subject to the conditions set forth in Section 15 of this Agreement, and to the Purchase Price being in the Escrow Account and being available for release by the Escrow Agent to the Issuer, less any deductions permitted under the escrow agreement, the Issuer will deliver certificates representing the Shares and the Warrants to the Purchaser.

4.
Payment.  At Closing, the Issuer shall pay to Pickwick Capital Partners, LLC a fee of (i) six (6%) percent of the Purchase Price (the “Fee”), and (ii) Warrants (the “Payment Warrants”) to purchase six (6%) percent of the aggregate number of the Shares purchased by the Purchaser at Closing.  The payment of the Fee and the Payment Warrants will be in accordance with and subject to the terms of the of the engagement letter entered into between Pickwick Capital Partners, LLC and the Issuer, dated May 13, 2014.  The Payment Warrants shall have a 5 year life, a cashless exercise feature and be fully transferable.

5.	Registration Rights. At Closing, the Issuer and the Purchaser will enter into the Registration Rights Agreement in the form attached as Schedule B to this Agreement.

6.	Acknowledgements. The Purchaser acknowledges, confirms and agrees with the following:

(a)
no prospectus or offering memorandum has been delivered to, or summarized for or seen by, the Purchaser, in connection with the issuance of the Securities and in making a decision to purchase the Securities, the Purchaser has relied solely upon publicly available information relating to the Issuer and this Agreement and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Issuer or any employee, agent or affiliate thereof or any other person associated therewith, except for the inquiries described in paragraph (h) below;

(b)
the Purchaser (or, if applicable, others for whom it is acting hereunder) is solely responsible for obtaining such tax and legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to in this Agreement);

(c)
except as otherwise provided herein, none of the Securities or the Warrant Shares have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state and may not be offered or sold unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available;

(d)
the Warrants may not be exercised unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect; provided that the Purchaser will not be required to deliver an opinion of counsel in connection with the due exercise of the Warrants if the Purchaser certifies at the time of such exercise that the representations, warranties and covenants made by the Purchaser in this Agreement, or in any agreement pursuant to which the Purchaser transfers the Warrants in compliance with the 1933 Act, are true and correct;

(e)
the Securities and the Warrant Shares will be subject to restrictions on resale pursuant to Rule 144 under the 1933 Act and may not be sold, transferred or traded except in compliance with Rule 144, or in compliance with another exemption from the registration requirements under the 1933 Act, or if the Securities are registered under the 1933 Act for resale; and

(f)
upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations or Canadian Applicable Laws, the certificates representing the Securities and the Warrant Shares and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form (square brackets apply to the Warrants):

“THIS SECURITY [AND THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [HAVE] NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(g)
the Purchaser understands that if it decides to offer, sell or otherwise transfer the Securities or the Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the transfer is to the Issuer;

(ii)
the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that such transfer meets the requirements of Rule 144;

(iii)
the Securities or the Warrant Shares are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and it has prior to such sale furnished to the Issuer an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer; or

(iv)
the transfer is a capital contribution of the Securities to an investment fund in consideration for the Purchaser’s membership interest therein (a “Fund Transferee”), and it has prior to such contribution furnished to the Issuer an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer; any Fund Transferee pursuant to this subsection 6(v) shall be entitled to all of the rights of the Purchaser described in Sections 10, 11 and 12 herein as if it were the Purchaser hereunder, and shall be entitled to rely upon any representations, warranties and covenants made by the Issuer to the Purchaser hereunder as if they were the original Purchaser, and shall be entitled to recover damages for any breach of any representation, warranty and covenant of the Issuer hereunder as if it were the Purchaser hereunder.

(h)	it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

(i)
it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(j)
it understands and acknowledges that, except as set forth in this Agreement, the Issuer has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities or the Warrant Shares;

(k)
it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Securities; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities;

(l)
it is acquiring the Securities for its own account and not on behalf of any other person for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal and state securities laws;

(m)
the Purchaser, if a corporation or similar entity, is duly organized and validly subsisting under the laws of its jurisdiction of organization and all necessary approvals by its directors, shareholders, partners, and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

(n)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or, if a corporation or entity, the constating documents of, the Purchaser; and

(o)
this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles).

7.
Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Issuer, acknowledging that the Issuer will be relying upon such representations and warranties in entering into this Agreement as follows:

(a)	that the Purchaser is resident in the jurisdiction indicated on the first page of this Agreement;

(b)	the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person;

(c)
the Purchaser has made the Certifications in Schedule A, which Certifications are true and correct as at the date they were made and as at the date of Closing has no knowledge of a material change in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular private placement (if not yet disclosed);

(d)	is not purchasing the Securities as a result of an advertisement of the Securities in printed media of general and regular paid circulation, radio or television;

(e)	has not received any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Securities;

(iii)	as to the future price or value of the Securities; or

(iv)	that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange;

(f)	has had the opportunity to consult its own independent professional advisors with respect to the legal, financial and tax consequences of purchasing the Securities;

(g)
is capable of assessing and evaluating the risks and merits of an investment in the Securities as a result of the Purchaser’s financial, investment or business experience or as a result of advice received from a registered person other than the Issuer or an affiliate thereof, and the Purchaser is able to bear the economic loss of its investment;

(h)
the Purchaser understands that the Issuer has not registered any of the Securities under the United States Securities Act of 1933 (the “1933 Act”) or the applicable laws of any other jurisdiction, in reliance on exemptions from registration.  The Purchaser further understands that such exemptions depend upon the Purchaser’s investment intent at the time it acquires the Securities.  The Purchaser therefore represents and warrants that it is purchasing the Securities without any present intention to distribute, assign, resell or transfer the Securities in any manner with would result in a violation of United States securities laws.

(i)	the Purchaser has had the opportunity to review all reports that the Issuer has filed with the U.S. Securities and Exchange Commission;

(j)
to its knowledge, the Purchaser has not purchased the Securities as a result of any form of General Solicitation or General Advertising as these terms are defined in Regulation D under the 1933 Act.  The solicitation of an offer to purchase the Securities was directly communicated to the Purchaser.  At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer;

(k)
acknowledges that (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; (ii) there is no government or other insurance covering the Securities; (iii) there are risks associated with the purchase of the Securities; (iv) and there are restrictions on the Purchaser’s (or beneficial purchaser’s, if applicable) ability to re-sell the Securities and it is the responsibility of the Purchaser to comply with those restrictions before selling or trading the Securities;

(l)
the funds representing the aggregate subscription price in respect of the Securities which will be advanced by the Purchaser to the Issuer hereunder will not represent proceeds of crime for the purposes of United States money laundering and terrorist financing legislation, and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the name of the Purchaser and other information relating to this Agreement and the subscription hereunder.  To the best of the Purchaser’s knowledge (a) none of the subscription funds provided by the Purchaser (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser and, (b) the Purchaser will promptly notify the Issuer if it discovers that any of such representations cease to be true, and to provide the Issuer with appropriate information in connection therewith; and

(m)
the Purchaser understands that an investment in the securities of the Issuer involves significant risks and the Purchaser is capable of bearing the loss of their investment in securities of the Issuer.

8.
Reliance Upon Representations, Warranties, and Covenants.  The Purchaser acknowledges that the foregoing representations and warranties are made by it with the intent that they may be relied upon by the Issuer and its counsel in determining its eligibility to purchase the Shares under the relevant securities laws.  The Issuer and its counsel shall be entitled to rely on the representations and warranties of the Purchaser contained hereto and the Purchaser shall indemnify and hold harmless the Issuer and its counsel for any direct losses, claims, costs, expenses, damages or liabilities they may suffer or incur which are caused by or arise from, directly or indirectly, their reliance thereon.

9.	Representations, Warranties and Agreements of the Issuer. The Issuer represents, Warrants, and covenants to the Purchaser, and agrees with the Purchaser, that:

(a)
each of the Issuer and its subsidiaries, if any, has been duly incorporated, continued or amalgamated and is validly subsisting and in good standing with respect to the filing of annual returns under the laws of the jurisdictions in which it is incorporated, continued or amalgamated and has all the requisite corporate power and capacity to carry on its business as now conducted and as presently proposed to be conducted by it and to own its assets;

(b)
the Issuer has all requisite power and capacity and good and sufficient right and authority to enter into, deliver and carry out its obligations under this Agreement and to complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

(c)
this Agreement has been authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles);

(d)
The Shares and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable.  The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable. The stockholders of the Issuer have no preemptive or similar rights with respect to the Shares. The Issuer has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants;

(e)
Immediately prior to the Closing, the authorized capital stock of the Issuer will consist of 50,000,000 shares of Common Stock, 27,729,592 shares of which, as of the date hereof, are issued and 26,550,380 of which are outstanding), as reflected on the capitalization table attached hereto as Schedule “D”, and 1,000,000 shares of preferred stock, par value $.001 per share, 200,000 of which preferred shares have been designated Series A Convertible Redeemable Preferred Stock, 0 of which are issued or outstanding, 625,000 of which preferred shares have been designated Series B Convertible Redeemable Preferred Stock, 451,879 of which are issued and outstanding, 175,000 of which preferred shares have been designated Series C Convertible Redeemable Preferred Stock, 10,000 of which are issued and outstanding,. Except for the holders of the Series B Convertible Redeemable Preferred Stock and the Series C Convertible Redeemable Preferred Stock, no shares of the Issuer’s capital stock are subject to rights of first refusal, preemptive rights, right of participation or any other similar rights or any Liens suffered or permitted by the Issuer.  The issuance and sale of the Securities will not obligate the Issuer to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Issuer securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  All of the outstanding shares of capital stock of the Issuer are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Issuer’s capital stock to which the Issuer is a party or, to the knowledge of the Issuer, between or among any of the Issuer’s stockholders;

(f)	the Issuer is subject to the reporting requirements of Section 12(g) of the United States Exchange Act of 1934 (the “Exchange Act;

(g)
To the Issuer’s knowledge, during the two (2) years prior to the date hereof, the Issuer has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof or prior to the Closing Date, all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter referred to as the “SEC Documents”).  Except as corrected by subsequent amendments thereto, as of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.  As of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Issuer included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments);

(h)
Except as set forth in the SEC Documents, since September 30, 2013, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Issuer or its Subsidiaries.  Since September 30, 2013, neither the Issuer nor any of its Subsidiaries has (i) declared or paid any dividends other than dividends on outstanding A Shares or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (ii) sold any assets, individually or in the aggregate, in excess of $10,000 outside of the ordinary course of business, (iii) had capital expenditures, individually or in the aggregate, in excess of $10,000, (iv) the Issuer has not altered its method of accounting, and (v) the Issuer has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Issuer stock option plans, or pursuant to the exercise or conversion of securities issued prior to September 30, 2013.  Neither the Issuer nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Issuer have any knowledge or reason to believe that any creditors of the Issuer or its Subsidiaries intend to initiate involuntary bankruptcy proceedings against the Issuer or any of its Subsidiaries or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Issuer or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Issuer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed;

(i)
The execution, delivery and performance of this Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation of the Issuer, in effect on the date hereof (the “Certificate of Incorporation”), the Issuer’s Bylaws in effect on the date hereof (the “Bylaws”), any memorandum of association, certificate of incorporation, articles of association, bylaws, certificate of formation, certificate of designation or other constituent documents of the Issuer or any of its Subsidiaries (including the Wholly-Owned Subsidiary), (ii) conflict with, or constitute an event of default or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries or their properties or assets are bound, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Issuer or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Issuer or a Subsidiary is bound or affected.  The business of the Issuer and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity;

(j)
Except as disclosed in the SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer, there is not pending or contemplated, any investigation by the Securities and Commission (the “Commission”) involving the Issuer or any current or former director or officer of the Issuer. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Issuer or any Subsidiary under the Exchange Act or the Securities Act.

(k)
No material labor dispute exists or, to the knowledge of the Issuer, is imminent with respect to any of the employees of the Issuer which could reasonably be expected to result in a Material Adverse Effect. None of the Issuer’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Issuer or such Subsidiary, and neither the Issuer nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Issuer and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Issuer, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Issuer or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Issuer and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)
Neither the Issuer nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Issuer or any Subsidiary under), nor has the Issuer or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)
The Issuer and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC  Documents, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Issuer nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)
The Issuer and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Issuer and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuer and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Issuer and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Issuer and the Subsidiaries are in compliance.

(o)
Except as set forth in the SEC Documents, the Issuer and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Issuer nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Issuer or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Issuer, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Issuer and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)
Except as set forth in the SEC Documents, none of the officers or directors of the Issuer and, to the knowledge of the Issuer, none of the employees of the Issuer is presently a party to any transaction with the Issuer or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Issuer, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Issuer and (iii) other employee benefits, including stock option agreements under any stock option plan of the Issuer.

(q)
The Issuer is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date of this Agreement. The Issuer and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Issuer’s certifying officers have evaluated the effectiveness of the Issuer’s disclosure controls and procedures as of the end of the period covered by the Issuer’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Issuer presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date that they had identified material weaknesses in internal controls over financial reporting.  Since the Evaluation Date, there have been no changes in the Issuer’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Issuer’s internal control over financial reporting.

(r)
Any brokerage or finder’s fees or commissions payable by the Issuer to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents are as set forth on Section 4 of this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)
Except for the holders of the Series B Convertible Redeemable Preferred Stock and the Series C Convertible Redeemable Preferred Stock, other than the Purchaser, no Person has any right to cause the Issuer to effect the registration under the Securities Act of any securities of the Issuer that has not already been satisfied.

(t)
The Issuer’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Issuer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Issuer received any notification that the Commission is contemplating terminating such registration.

(u)
The Issuer and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Issuer’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Issuer fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Issuer’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(v)
Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Issuer and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Issuer has no knowledge of a tax deficiency which has been asserted or threatened against the Issuer or any Subsidiary.

(w)
Neither the Issuer, nor to the knowledge of the Issuer, any agent or other person acting on behalf of the Issuer, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Issuer (or made by any person acting on its behalf of which the Issuer is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(x)
The Issuer has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Issuer, other than, in the case of clauses (ii) and (iii), compensation paid to the Issuer’s placement agent in connection with the placement of the Securities.

10.
Participation in Future Financing.  For a period of 12 months from the Closing Date, the Purchaser shall have the right to participate in each and every offering or sale of any securities of the Issuer (a “Financing”) as follows: (i) if the Financing is an equity or equity based or equity included financing (including, but not limited to, convertible debt and/or other equity), the Purchaser shall be entitled to purchase in such Financing such amount of securities of the Issuer up to an amount such that the Purchaser’s percentage ownership in the Issuer (determined on a fully diluted basis) after the Financing is not less than the Purchaser’s percentage ownership (determined on a fully diluted basis) in the Issuer immediately prior to the Financing (the “Participation Maximum”).  In the event that the Issuer proposes to conduct a Financing, the Issuer shall first notify the Purchaser in writing of its intention to conduct a Financing (the “Financing Notice”).  The Financing Notice shall describe in reasonable detail the proposed terms of such Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons with whom such Financing is proposed to be effected.  The Purchaser shall be entitled in a Financing to purchase the same securities and/or debt on the most favorable terms offered to any other party.

(1)
The Purchaser shall have an option for a period of fifteen (15) calendar days from the date of receipt of such Financing Notice to participate in any such Financing up to such Purchaser’s Participation Maximum.

(2)
The Purchaser may exercise such purchase option and, thereby, purchase all (or any portion) of the Purchaser’s Participation Maximum in Financing by notifying the Issuer in writing, before expiration of such 15-day period as to the number of such securities and/or debt that it wishes to purchase.

(3)
The Purchaser electing to exercise the right to purchase its full Participation Maximum in a Financing (a “Participating Purchaser”) shall have a right of re-allotment such that, if any other Purchaser fails to exercise the right to purchase its full Participation Maximum in a Financing, each such Participating Purchaser may elect to purchase all of (or any portion of) the Participating Purchaser’s pro rata share of the offered securities and/or debt not previously purchased by a Purchaser.

(4)	If the Purchaser elects not to participate in one or more Financings, such election(s) shall in no way affect the right of the Purchaser to participate in all future Financings

11.
Determination of Share Ownership. For purposes of determining the number of shares of Common Stock held by the Purchaser (or a Fund Transferee) pursuant to Section 10 herein, the number of shares shall be the sum of any shares of Common Stock registered in the name of the Purchaser (or a Fund Transferee) according to the Issuer’s transfer agent, plus any shares of Common Stock held by the Purchaser (or a Fund Transferee) in brokerage accounts.  For purposes of determining the number of shares held by the Purchaser (or a Fund Transferee) in brokerage accounts, the Purchaser (or a Fund Transferee) shall provide the Issuer with a current copy of his/her/its brokerage account statement evidencing such ownership whenever reasonably requested by the Issuer, which statement may be redacted to exclude disclosure of any other securities holdings or confidential information of the account holder.  If the Purchaser (or a Fund Transferee) fails or refuses to provide the Issuer with copies of brokerage account statements to establish ownership of shares of Common Stock whenever reasonably requested by the Issuer, then the Purchaser (or a Fund Transferee) shall be deemed not to hold any shares of Common Stock in brokerage accounts.

12.
Reliance Upon Representations, Warranties, and Covenants.  The Issuer and the Purchaser each acknowledge that the foregoing representations and warranties and covenants made by each to the other were made with the intent that they may be relied upon by the other party.

13.
Survival of Representations and Warranties.  The representations and warranties of the Purchaser contained in this Agreement shall be true at the Closing Date as though they were made at the Closing Date and they shall survive the Closing Date and remain in full force and effect thereafter for the benefit of the Issuer for a period of one year.  The representations and warranties of the Issuer contained in this Agreement shall be true at the Closing Date as though they were made at the Closing Date and they shall survive the Closing Date and remain in full force and effect thereafter for the benefit of the Purchaser for a period of one year. The covenants of the Corporation in Section 8(e) shall survive the Closing Date.

14.	Conditions Precedent to Closing: The closing of the purchase and sale of the Shares shall be subject to the following conditions being satisfied at or prior to the Closing:

(i)	receipt by the Issuer of this Agreement and attached Appendices and Schedules, as applicable, all duly completed and executed by the Purchaser;

(ii)	the deposit of the Purchase Price with the Escrow Agent in accordance with this Agreement;

(iii)
the Issuer not being aware of any representation or warranty made by the Purchaser in this Agreement not being true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

(iv)	receipt of such other documents relating to the transactions contemplated by this Agreement as the Issuer or its counsel may reasonably request; and

(v)	there being no order or decree preventing the Issuer from issuing the Securities.

15.
Amendment.  This Agreement may not be modified, changed, discharged or terminated except by an instrument in writing, signed by the parties against whom any waiver, change, discharge or termination is sought.

16.
Assignability.  This Agreement and any right, remedy, obligation or liability arising hereunder or by reason hereof may not be assigned by the Issuer without the prior written consent of the Purchaser. This Agreement and any right, remedy, obligation or liability arising hereunder or by reason hereof may be assigned by the Purchaser to an investment fund to which the Purchaser contributes the Securities.

17.
Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, and any dispute will be referred to the courts of State of New York unless otherwise agreed in writing between the parties.

18.
Interpretation.  The sections and other headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.  Words imparting the neuter gender include the masculine or feminine gender and words in the singular include the plural and vice versa.

19.
Notices.  All notices and other communications provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by facsimile or other electronic means indicating the date of receipt and the signatures of the parties:

(a)        If to the Issuer, at the following address:

HEALTHWAREHOUSE.COM, INC.
7107 Industrial Road, Florence, KY 41042
Facsimile:  1(888) 870-2808
Attention:  Mr. Lalit  Dhadphale,, President & CEO

If to the Purchaser, at the address on the cover page of this Agreement.

20.
Binding Effect.  The provisions of this Agreement will be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, as the case may be.

21.
Notification of Changes.  The parties hereby covenant and agree to notify the other party upon the occurrence of any event prior to the Closing which would cause any party’s representations, warranties or covenants contained in this Agreement to be false or incorrect.

22.
Entire Agreement.  This Agreement including all schedules hereto constitutes the entire agreement between the Purchaser and the Issuer with respect to the Securities, and there are no other agreements, warranties, representations, conditions or covenants, written or oral, express or implied, in respect of, or which affect, the transaction herein contemplated.

23.
Costs.  The Purchaser acknowledges and agrees that except as may otherwise be provided for in this Agreement, all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the sale of the Securities to the Purchaser will be borne by the Purchaser.

24.
Further Assurances.  The Purchaser and Issuer will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

25.
Counterparts and Facsimile.  This Agreement may be executed in counterparts or by facsimile or both, each counterpart or facsimile of which will be deemed to be an original, but all of which, taken together, and delivered will constitute one and the same agreement.  This Agreement will not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered, by facsimile or otherwise, by each party hereto.

26.
Collection of Personal Information.  The Purchaser acknowledges and consents to the fact that the Issuer and/or its counsel are collecting the Purchaser’s personal information for the purpose of fulfilling the terms of this Agreement.  The Purchaser further acknowledges and consents to the fact that the Issuer and/or its counsel may be required by applicable securities laws to provide securities regulatory authorities with any personal information provided by the Purchaser, according to the requirements of the applicable securities laws.

Schedule “A”

UNITED STATES ACCREDITED INVESTOR CERTIFICATE

TO:           HEALTHWAREHOUSE.COM, INC.  (the “Issuer”)

The Purchaser understands and agrees that the Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Securities are being offered and sold on behalf of the Issuer to the Purchaser in reliance upon Rule 506 of Regulation D under the 1933 Act.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

(a)
it is purchasing the Securities for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that the Purchaser may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)	it satisfies one or more of the categories of “accredited investor” indicated below (the Purchaser must initial the appropriate line(s)):

_____ Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
_____ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
_____ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or
_____ Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or
_____ Category 5.	An investment company registered under the United States Investment Company Act of 1940; or
_____ Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or
_____ Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
_____ Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000; or

_____Category 9. _____ Category 10. _____ Category 11. _____ Category 12.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or
A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or
Any director, executive officer, or general partner of the Issuer; or

_____ Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds $1,000,000

Note: (i) the person’s primary residence shall not be included as an asset, (ii) any indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) any indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

_____ Category 14.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

_____ Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:

___________________________________________
Name of Entity

___________________________________________
Type of Entity

___________________________________________
Signature of Person Signing

___________________________________________
Print or Type Name and Title of Person Signing
If an Individual: ___________________________________________________________ Signature ___________________________________________________________ Print or Type Name Date: _____________, 2014.

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